Exhibit 99.1
Cycurion Extends Patent Protection on VuLink®, the Cross-Activation Technology That Automatically Records and Syncs Every Camera on Scene, Never Missing an Event
August 19, 2026
Newly issued patent strengthens VuLink®'s automatic cross-activation and synchronized recording, reducing distractions and sharpening the evidentiary edge for the more than 800 law enforcement and public safety clients gained in the Digital Ally acquisition
MCLEAN, Va., Aug. 19, 2026 (GLOBE NEWSWIRE) -- Cycurion, Inc. (NASDAQ: CYCU) (“Cycurion” or the “Company”), a leading provider of AI-driven cybersecurity and public safety technology solutions, today announced that the U.S. Patent and Trademark Office has granted U.S. Patent No. 12,711,989, “Computer Program, Method, and System for Managing Multiple Data Recording Devices,” adding to the intellectual property portfolio acquired with the Digital Ally video solutions business. The grant follows the Company’s recently announced fleet-driver-analytics patent covering the same platform.
The newly granted patent extends the Company’s VuLink® auto-activation family — originally covered by U.S. Patent No. 8,781,292 and continuation No. 10,885,937 — with a system for managing data across multiple recording devices. When any device, such as a body camera, vehicle camera, or microphone, is triggered to record, it signals every other compatible device to start simultaneously, time-stamps each stream for precise synchronization, and links the files together once recording ends.
At the heart of VuLink is a wireless system that lets compatible cameras recognize and trigger one another automatically within a configurable range — no manual syncing, no devices left behind, no camera missed.
Closing the Gap Officers Can’t Close Themselves
When multiple officers converge on a fast-moving scene, there isn’t always time to hit record on every body camera and every in-car system. VuLink closes that gap automatically, and its synchronized time stamps let investigators align footage from every device with precision — strengthening the evidentiary record used in courtrooms and internal reviews alike.
Key benefits of the patented technology include:
•Automatic, simultaneous recording across every body-worn and vehicle camera on scene.
•Time-stamped synchronization for reliable, multi-device review.
•Hands-free, remote activation — even for officers away from the vehicle.
•Stronger chain of custody and multi-perspective evidence for investigations and prosecutions.
Built-In Value Across Cycurion’s Public Safety Client Base
The capability runs on compatible Digital Ally in-car and body-worn systems already fielded across the more than 800 law enforcement and municipal client relationships gained through the acquisition. Adding automatic multi-device coordination to platforms these agencies already depend on makes Cycurion’s offering harder to replace and easier to expand within every account.

An Addition to Cycurion’s Product Suite
The patented technology strengthens the Digital Ally video and evidence management platform and plugs directly into Cycurion’s broader stack — the ARx AI platform, which secures the connected devices and evidence repositories these systems depend on, and Axxum Technologies and Cloudburst Security, which support the underlying government and enterprise infrastructure.
The result: one vendor that captures, synchronizes, manages, and secures multi-perspective evidence — end to end.
“This is exactly the kind of intellectual property we bought Digital Ally to build on,” said L. Kevin Kelly, Chairman and Chief Executive Officer of Cycurion. “VuLink means officers no longer have to think about hitting record on five different devices in a crisis — the cameras handle it themselves, instantly and in sync. Paired with our AI-driven cybersecurity, that’s a differentiated offering that gives agencies more complete evidence and makes our platform harder for competitors to match.”
Cycurion completed the acquisition of Kustom Entertainment’s legacy Digital Ally video solutions business on August 3, 2026, adding more than $5 million in annual revenue and over $1.2 million in EBITDA — lifting Cycurion’s pro forma gross revenue run rate to approximately $30 million. The transaction included access to more than 800 client relationships and a portfolio of more than 50 patents, to which today’s grant is added.
About Cycurion, Inc.
Based in McLean, Virginia, Cycurion (NASDAQ: CYCU) is a forward-thinking provider of AI-enabled IT cybersecurity solutions, committed to delivering secure, reliable, and innovative services to clients worldwide. Specializing in cybersecurity, program management, and business continuity, Cycurion harnesses its AI-enhanced ARx platform and expert team to empower clients and safeguard their operations. Along with its subsidiaries, Axxum Technologies LLC, Cloudburst Security LLC, and Cycurion Innovation, Inc., Cycurion serves government, healthcare, and corporate clients committed to securing the digital future. For more information, visit www.cycurion.com.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that are not statements of historical fact may be deemed forward-looking statements. Such statements include, but are not limited to, the expected revenue, EBITDA and other anticipated financial and operational benefits arising from the acquisition of the Digital Ally video solutions business (the "Business"); statements regarding the anticipated commercial benefits of the Company's patents, including expected expansion of the Company's customer base and expected effects on customer retention; statements regarding the scope, validity, enforceability, and remaining term of the Company’s issued patents; statements regarding the availability of the patented functionality across the Company’s installed base of deployed systems; statements regarding the number of client relationships acquired in the Business; statements regarding the Company’s pro forma gross revenue run rate; statements regarding the Company's execution of its strategic plan; the anticipated benefits, timing, and integration of pending or completed acquisitions; the performance of and revenue expected from government and commercial contracts; the development and commercialization of the Company's AI-enabled cybersecurity platforms, including ARx; the Company's expectations regarding its path to profitability; the Company's ability to regain or maintain compliance with the continued listing standards of the Nasdaq Stock Market; and the conduct, timing, and outcome of the Company's investigations and any related legal proceedings. Forward-looking statements may be accompanied by words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "should," "will," and similar expressions.

Forward-looking statements are based on management's current expectations and assumptions and involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied, many of which are outside the Company's control and difficult to predict. These risks include, but are not limited to: the Company's ability to develop, market, and sell products incorporating the patented technology; the possibility that the patented technology does not increase customer retention or expand the Company's customer base as anticipated; the outcome of the Company's investigations and any legal proceedings the Company may initiate or become subject to, and the costs, time, and resources associated with such matters; the Company's ability to identify, finance, complete, and integrate acquisitions; risks relating to the Company's intellectual property, including that issued patents may be challenged, narrowed, invalidated, or designed around, that they may not provide meaningful competitive advantage or barriers to entry, and that third parties may assert infringement claims against the Company; the Company's ability to win, retain, and perform under government and commercial contracts; the Company's need for additional capital and the terms on which it may be available; the Company's ability to satisfy Nasdaq's continued listing requirements; competitive conditions and technological change in the cybersecurity market; and volatility in the trading price and volume of the Company's common stock, which may occur for reasons unrelated to the Company's operating performance. Additional risks and uncertainties are described in the Company's most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission, which are available at www.sec.gov.
Forward-looking statements speak only as of the date of this press release. Except as required by law, the Company undertakes no obligation to update any forward-looking statement.
Cycurion Investor Relations:
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investors@cycurion.com
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